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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       __________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 14, 2005

                                   __________

                              TREY RESOURCES, INC.

             (Exact name of registrant as specified in its charter)



            DELAWARE                     000-50302                16-1633636
(State or Other Jurisdiction of   (Commission File Number)     (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)


       5 REGENT STREET, SUITE 520
         LIVINGSTON, NEW JERSEY                                         07039
(Address of Principal Executive Offices)                              (Zip Code)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 973-422-9644





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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 14, 2005, the Company announced, via press release, the Company's financial results for period ended September 30, 2005. A copy of the Company's press release is attached hereto as Exhibit 99.1. The attached exhibit is provided under Item 2.02 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

       (c)   List of Exhibits

             99.1 Press release dated November 14, 2005 entitled "Trey Resources Reports Revenues in Excess of $1,139,000 for Third Quarter".
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TREY RESOURCES, INC.



                                       By: s/Mark Meller
                                           ------------------------------------
                                            Mark Meller
                                            President, Chief Executive Officer
                                            and Principal Accounting Officer

Date:  November 21, 2005
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                                INDEX OF EXHIBITS


          99.1 Press release dated November 14, 2005 entitled "Trey Resources Reports Revenues in Excess of $1,139,000 for Third Quarter".